UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2016

J. ALEXANDER’S HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-37473	47-1608715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee 37203

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (615) 269-1900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 12, 2016, J. Alexander’s Holdings, Inc. (the “Company”) announced that its 2016 Annual Meeting of Shareholders will be held on May 24, 2016, with a record date of March 29, 2016 for purposes of determining shareholders eligible to vote at the meeting. Shareholder proposals must be received by the Secretary of the Company no later than the close of business on February 24, 2016 to be presented at the annual meeting or to be considered for inclusion in the Company’s proxy statement. All shareholder notices must comply with the advance notice requirements of the Company’s amended and restated bylaws. Any proposals for inclusion in the Company’s proxy statement must also comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or otherwise may be omitted from the proxy materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

J. Alexander’s Holdings, Inc.

Date: February 12, 2016	By:	/s/ Mark A. Parkey
Mark A. Parkey
Chief Financial Officer & Executive Vice President